Exhibit 10.22

AMENDMENT TO JV AGREEMENT

This AMENDMENT TO JV AGREEMENT (this “Amendment”) is dated as of March 14, 2013 (the “Effective Date”) and is made between SFX Entertainment, Inc. (f/k/a SFX Holding Corporation) (“SFX”), SFX-IDT N.A. Holding LLC (“SFX-IDT N.A. Holding”)), ID&T/SFX North America LLC (“ID&T/SFX NA”), ID&T/SFX Q-Dance LLC (“Q-Dance LLC”), ID&T/SFX Sensation LLC (“Sensation LLC”), ID&T/SFX Mysteryland LLC (“Mysteryland LLC”), ID&T/SFX TomorrowWorld LLC (“TomorrowWorld LLC” and, collectively with SFX-IDT N.A. Holding, ID&T/SFX NA, Q-Dance LLC, Sensation LLC, and Mysteryland LLC, the “JV Entities”), and ID&T Holding B.V. (“ID&T” and, collectively with SFX and the JV Entities, the “Parties”).

A.                                    The Parties (other than the JV Entities) and Robert F.X. Sillerman are party to the Binding Term Sheet dated October 26, 2012 (the “JV Agreement”) regarding the creation of a joint venture between the Parties with respect to ID&T’s business in Canada, Mexico, and the United States, as more fully set forth in the JV Agreement.

B.                                    The Parties are entering into this Amendment to amend the JV Agreement.

C.                                    Capitalized terms used herein and not otherwise defined shall have the meaning set forth for such term in the JV Agreement.

The Parties hereby agree as follows:

1.                                      Amendments.

(a)                                 The defined term “Term Sheet” and the phrase “Binding Term Sheet” are substituted and replaced in all instances in the JV Agreement with the defined term “JV Agreement” and the phrase “term sheet” in the first paragraph of the JV Agreement is substituted and replaced with the phrase “joint venture agreement”.

(b)                                 Notwithstanding anything to the contrary in the JV Agreement, the Parties will only enter into Definitive Documents to the extent deemed advisable by the Parties.

(c)                                  The following rows are hereby added immediately following the last row of the table in the body of the JV Agreement:

CONDUCT OF BUSINESS

The JV shall not change its business from licensing, promoting, producing, marketing and conducting Events in venues leased from third parties. Nothing herein shall restrict the JV’s ability to monetize any ancillary revenue streams from such Events, including merchandising, simulcasting and rebroadcasting such Events.

CERTAIN PROVISIONS IN CONNECTION WITH LOAN FACILITY:

Notwithstanding anything in this JV Agreement to the contrary:

•                                          Without limiting SFX’s rights under this JV Agreement to otherwise pledge SFX’s portion of the Equity (which currently constitutes 51% of the equity interests in the JV), SFX is permitted to pledge all or any portion of SFX’s portion of the Equity to one or more banks or other lenders (any such pledged equity, “SFX Pledged

                                                Equity”; any such bank or other lender, as the case might be, a “Lender”) to secure the obligations of SFX or any or any of SFX’s subsidiaries in connection with a loan or credit facility (any such loan or credit facility, a “Credit Facility”).

•                                          Upon the occurrence of an event of default under the loan documents with respect to any Credit Facility (an “Event of Default”), the applicable Lender or Lenders are permitted to foreclose on the SFX Pledged Equity with respect to such Credit Facility and will thereby be entitled to all of SFX’s rights as a holder of such SFX Pledged Equity (including, without limitation, rights with respect to the transfer of all or a portion such SFX Pledged Equity, rights with respect to the voting of such SFX Pledged Equity, and other control functions over the JV’s operations to which SFX is entitled in SFX’s capacity as a holder of such SFX Pledged Equity).

•                                          Upon a Lender becoming the owner of SFX Pledged Equity in connection with a foreclosure on such SFX Pledged Equity after the occurrence of an Event of Default, such Lender will be permitted to freely transfer all or a portion of such SFX Pledged Equity and such transferee or transferees shall be entitled to all of the rights of the Lender hereunder.

•                                          Upon a Lender’s request, the Parties will cause the JV and each of the JV’s subsidiaries to pledge (and each of the JV Entities (as defined in the Amendment to this JV Agreement dated March 14, 2013) will pledge) any of the JV’s or such subsidiary’s assets (including, without limitation, the JV’s equity interests in its subsidiaries) (as requested by such Lender) in connection with a Credit Facility, and will take such reasonable action as might be required by such Lender to implement such pledge; provided that no Lender will have any right to exercise any right, remedy or power, including any foreclosure action or other disposition, with respect to the assets of the JV or any of the JV’s subsidiaries until the earliest to occur of (i) one year from the date of an Event of Default, (ii) the occurrence of an Event of Default directly attributable to the JV or its subsidiaries or any other person (including any Party) taking any foreclosure action or other disposition with respect to the assets of the JV or any of the JV’s subsidiaries and (iii) any formal bankruptcy proceeding with respect to the JV or any of the JV’s subsidiaries.

•                                          Upon a Lender’s request, the Parties will (and the JV Entities will) (a) cause the JV and each of the JV’s subsidiaries to guaranty amounts (i) borrowed and not repaid by SFX or any of SFX’s subsidiaries and loaned to the JV or any such subsidiary, or (ii) borrowed and not repaid by the JV or such subsidiary pursuant to a credit facility, letter of credit or letter of credit facility, or similar facility, in either case up to a maximum of $15 million, and will take such reasonable action as might be required by such Lender to implement such guaranty and (b) cause the JV’s subsidiaries to be jointly and severally liable with respect to such guaranty.

•                                          With respect to any Credit Facility, the Parties will, upon a Lender’s request, cause the JV and the JV’s subsidiaries to (and the JV Entities will) become party to the loan documents with respect to such Credit Facility as a loan party, pledgor and limited guarantor (as described above) and to agree to be bound by the terms and covenants of such loan documents.

•                                          The Parties will not cause the JV or any subsidiary of the JV to (and the JV Entities will not) take or fail to take any actions that the JV or any subsidiary of the JV is prohibited from taking under the loan documents with respect to a Credit Facility (or that would result (whether with the passage of time, notice, or both) in an Event of Default under such loan documents).

•                                          The Parties will not amend any provision of the JV Agreement regarding distributions from the JV.

•                                          All Surplus Cash Distributions shall be made promptly (but in any event not longer than 10 business days) upon the receipt by the JV of any surplus in cash.

2.                                      No Other Amendments. Except as amended hereby, the terms of the JV Agreement remain in effect. The JV Entities are party to this Amendment and are not hereby becoming bound the terms of the JV Agreement.

3.                                      Governing Law. This Amendment is governed by and is to be construed in accordance with the internal laws of the State of New York applicable to contracts entered into and performed entirely within the State of New York, without giving effect to principles of conflict of laws.

4.                                      Counterparts. This Amendment can be executed in one or more counterparts and can be delivered via facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of a Party can be seen (including via a pdf attached to an email).

[Signature page follows]

The Parties are signing this Amendment as of the Effective Date.

SFX ENTERTAINMENT, INC.
(f/k/a SFX HOLDING CORPORATION)

By:	/s/ Shelly Finkel
	Name:	Shelly Finkel
	Title:	President

ID&T HOLDING B.V.

By:	/s/ Chris van Overbeeke
	Name:	Chris van Overbeeke
	Title:	Chief Financial Officer

By:	/s/ Wildrik Timmerman
	Name:	Wildrik Timmerman
	Title:	Authorized Signatory

SFX-IDT N.A. HOLDING LLC

By:	/s/ Shelly Finkel
	Name:	Shelly Finkel
	Title:	President

ID&T/SFX NORTH AMERICA LLC

By:	/s/ Shelly Finkel
	Name:	Shelly Finkel
	Title:	Authorized Person

Signature Page to Amendment to the JV Agreement, dated March 14, 2013

ID&T/SFX Q-DANCE LLC

BY:	ID&T/SFX North America LLC, its Sole Member

By:	/s/ Shelly Finkel
	Name:	Shelly Finkel
	Title:	Authorized Person

ID&T/SFX SENSATION LLC

By:	ID&T/SFX North America LLC, its Sole Member

By:	/s/ Shelly Finkel
	Name:	Shelly Finkel
	Title:	Authorized Person

ID&T/SFX MYSTERYLAND LLC

By:	ID&T/SFX North America LLC, its Sole Member

By:	/s/ Shelly Finkel
	Name:	Shelly Finkel
	Title:	Authorized Person

ID&T/SFX TOMORROWWORLD LLC

By:	ID&T/SFX North America LLC, its Sole Member

By:	/s/ Shelly Finkel
	Name:	Shelly Finkel
	Title:	Authorized Person

ACKNOWLEDGED BY:

/s/ Robert F.X. Sillerman
Robert F.X. Sillerman

Signature Page to Amendment to the JV Agreement, dated March 14, 2013